                                                               Exhibit 99.A(10)a

                     -----------------------------------------------------------
  [MANULIFE LOGO]    MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE APPLICATION
      Manulife Financial
The Manufacturers Life Insurance
     Company of New York

                     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK (hereinafter referred to as The Company)


Policy No. ________________
                                                 EXHIBIT


PRINT & USE BLACK INK. ANY CHANGES SHOULD BE INITIALLED BY THE LIFE INSURED AND/OR OWNER.


PLEASE SEND THIS APPLICATION WITH CHECK TO:
MAILING ADDRESS: MANULIFE FINANCIAL, U.S. NEW BUSINESS CENTER,
                 P.O. BOX 4608,
                 BUFFALO, NY 14240-4608
COURIER ADDRESS: MANULIFE FINANCIAL, U.S. NEW BUSINESS CENTER,
                 200 BLOOR STREET EAST,
                 TORONTO, ONTARIO M4W IE5


PREMIUMS (CHECK APPLICABLE BOXES)

1. [ ] I have enclosed a check for $__________ and have received a Temporary Insurance Agreement.

   [ ] A check will follow.

   [ ] Premium will be transferred from another insurance company as a 1035 exchange. The amount will be approximately
       $__________.
       Is there an existing loan to be transferred to this policy?
       [ ] Yes   [ ] No   (Please attach the necessary forms).


INVESTMENT ALLOCATION & SUITABILITY

2. To allocate your premium, complete APPLICATION SUPPLEMENT FOR
   INVESTMENT ALLOCATION AND INVESTOR SUITABILITY, FORM NB4031NY.


INVESTMENT OPTIONS

3. To request Asset Allocation Balancer and/or Dollar Cost Averaging, complete INVESTMENT SERVICES, FORM IM5110NY.


POLICY DETAILS

4. a) Plan Name_____________________________________________________
   b) Face Amount $_________________________________________________
                          (based on the amount of premium)
   c) If a supplementary benefit applied for cannot be approved, should the policy be issued without it? [ ] Yes [ ] No [ ] Not applicable


PROPOSED LIFE INSURED

(COMPLETE FORM NB3505NY FOR JOINT LIFE INSURED, IF APPLICABLE)

5. a) Name___________________________________________________________
                            (first, middle, last)
   b) Date of Birth _______________________  Sex [ ] Male  [ ] Female
                         mmm/dd/yyyy
   c) Place of Birth_________________________________________________
   d) Social Security/Tax ID No._____________________________________
   e) Occupation_____________________________________________________
   f) Home Address___________________________________________________
      _______________________________________________________________
   g) Telephone (Business)_________________  (Home)__________________
      Fax______________________  E-mail address______________________
   h) Best time to call:__________________  at [ ] Business  [ ] Home


PROPOSED LIFE INSURED (CONTINUED)

5. i) Name and Address of Employer___________________________________
      _______________________________________________________________
      _______________________________________________________________


OWNER (COMPLETE FOR OWNER IF OTHER THAN PROPOSED LIFE INSURED)

6. a) Name___________________________ _______________________________
                                   c) Relationship to
   b) Date of Birth__________________ Proposed Life__________________
                      mmm/dd/yyyy
   d) Social Security/Tax ID No._____________________________________
   e) Home Address___________________________________________________
      _______________________________________________________________


BENEFICIARY INFORMATION (SUBJECT TO CHANGE BY OWNER)

7. a) Primary________________________________________________________
   b) Relationship to Proposed Life Insured__________________________
   c) Secondary______________________________________________________
   d) Relationship to Proposed Life Insured__________________________


NOTICES

8. Send Notices to:     [ ] Proposed Life  [ ] Owner
   [ ] Other: Name and Address_______________________________________
       ______________________________________________________________
       ______________________________________________________________


OTHER INSURANCE/REPLACEMENT INFORMATION

9. a) Total insurance
      in force on the Proposed Life Insured's Life.   $______________
   b) Total insurance currently pending
      with all companies, including this application. $______________
   c) Of the above pending amount, in 9. b,
      how much do you intend to accept?               $______________
   d) Will this insurance replace or cause a change in any existing annuity or life insurance policy on the Owner or any Proposed Life Insured?
      [ ] No   [ ] Yes - If "Yes", give details:_____________________
      _______________________________________________________________

_____________________________________________________________________________
 Manulife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.

Form NB3501NY (1099)

-----------------------------------------------------------------------------
SPECIAL REQUESTS
-----------------------------------------------------------------------------
10.



-----------------------------------------------------------------------------
HOME OFFICE NOTES
-----------------------------------------------------------------------------
11.






-----------------------------------------------------------------------------
LIFESTYLE QUESTIONS
-----------------------------------------------------------------------------
12. Have you used tobacco or nicotine products in any form during the past 12 months (including cigarettes, cigars, cigarillos, a pipe, chewing
       tobacco, or nicotine patch)?   / / No     / / Yes

13. Do you engage in flying as a pilot or passenger on non-scheduled flights; or in any form of motor vehicle, motorcycle or powerboat racing; or skin or scuba diving; or sky diving, parachuting, hang gliding, mountain
       climbing or ballooning?   / / No    / / Yes

       If "Yes", state which activities and complete the appropriate sections of the General avocation Questionnaire

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

14. a) What is your Drivers License Number?

       No.                              State
           ----------------------------       -------------------------------

    b) Have you had your license suspended or revoked or been convicted of driving while intoxicated or while otherwise impaired within the past 3
       years?   / / No    / / Yes

-----------------------------------------------------------------------------
MEDICAL QUESTIONS
-----------------------------------------------------------------------------

15. a) Your Height                         b) Your Weight
                   -----------------------                -------------------

    c) Have you had a loss of weight of more than 10 pounds within the past 12
       months?  / / No   / / Yes - If "Yes", how much and for what reason:

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

16. a) Name and address of personal or attending doctor

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

                                          Telephone
       ----------------------------------           -------------------------

    b) Date last consulted
                           --------------------------------------------------

       Reason and any medication/treatment given

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

    c) List any medications you are taking currently

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

(COMPLETE DETAILS BELOW FOR "YES" ANSWERS)

17. a) Have you ever had or been treated for any of the following: cancer, insulin dependent diabetes, heart disease or related surgery, chest pain, stroke, disease of the nervous system, muscular disorder, Alzheimer's
       disease or dementia, or any lung or breathing disorder?  / / No   / / Yes

    b) Within the last 10 years, have you had or been treated or hospitalized for any of the following: a nervous or psychological disorder, epilepsy,
       kidney failure, liver disorder?  / / No   / / Yes

    c) Within the last 60 days, have you had or been advised to have any medical diagnostic test (excluding an HIV test), treatment or surgery not yet
       performed?  / / No   / / Yes

    d) Have you ever been declined for life, long term care or disability income
       insurance?  / / No   / / Yes

    e) Have you ever been advised to have treatment for alcohol or drug abuse?
       / / No   / / Yes

    f) Within the last 10 years, have you ever been diagnosed or treated by a member of the medical profession as having Acquired Immune Deficiency
       Syndrome (AIDS) or AIDS Related Complex (ARC)?  / / No   / / Yes

-----------------------------------------------------------------------------
DETAILS FOR "YES" ANSWERS TO MEDICAL QUESTIONS 17(a) TO (f)
-----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Question       Date        Reason and treatment given       Duration of                 Name, Address and Telephone Number
   No.                                                       Condition                   of Attending Doctor and Hospital
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
(TO BE COMPLETED BY OWNER/TAXPAYER)
--------------------------------------------------------------------------------

CERTIFICATION

(1) The number shown on Page 1 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

(2) I am not subject to Backup Tax Withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to Backup Tax Withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to Backup Tax Withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and payments other than interest and dividends).

Signed at                             this      day of
          ---------------------------      ----        ---------------  --------
                   City/State                                Month        Year

(X)
   ----------------------------------
     Signature of Owner/Taxpayer

--------------------------------------------------------------------------------
AUTHORIZATIONS AND SIGNATURES
--------------------------------------------------------------------------------

I declare that the statements and answers in the application are complete and true to the best of my knowledge and believe they are correctly recorded.

I understand and agree that:

1. The statements and answers in the medical evidence portion of the application will form part of the insurance issued as a result of the application.

2. a) Unless the terms and conditions of the Temporary Insurance Agreement are satisfied so that insurance is provided under that Agreement, insurance under any policy issued on the application will become effective only when the first premium has been paid in full and the policy has been delivered; provided that at the time of delivery there has been no deterioration in the insurability of any person proposed for life insurance as stated in the application, since the date of the application.

    b) I am aware that The Company has underwriting rules to determine insurability.

    c) Acceptance of the policy will, where permitted by law, constitute agreement to its terms and ratification of any changes specified by The Company in the policy, except that any change of amount, classification, plan, benefits or age at issue will be made only with the Owner's written consent.

I understand that:

1. Information collected under this authorization will be used by The Company to evaluate my application for insurance, to evaluate a claim for benefits, or for reinsurance or other insurance purposes.

2. I am entitled, or my authorized representative is entitled, to receive a copy of this authorization.

3. THE AMOUNT OF THE INSURANCE BENEFITS, THE DURATION OF THE INSURANCE COVERAGE, AND THE POLICY VALUE MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CHOSEN INVESTMENT ACCOUNT AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.

I authorize:

1.  The Company to obtain an investigative consumer report on me.

2. Any physician, medical care provider, hospital, clinic, laboratory, insurance company, the MIB Inc. (Medical Information Bureau) or any other similar person or organization to give The Company and to its reinsurers information about me/us or my minor child/children to be insured. The information collected by The Company may relate to the symptoms, examination, diagnosis, treatment or prognosis of any physical or mental condition. Although information related to drug or alcohol abuse is protected from disclosure by Federal Regulation 42 CFR Part 2, I give permission to The Company to collect this information for those purposes which are described in the Notice of Disclosure of Information. I understand that I can revoke this permission to collect information related to drug or alcohol abuse at any time, but any revocation will not affect such information that has already been collected and relied on by The Company.

I acknowledge receipt of the prenotifications relating to investigative consumer reports and the MIB.

This authorization will be valid for two years from the date shown. A photocopy of this authorization will be as valid as the original.


Signed at                          this       day of
          ------------------------      -----        ------------------  ------
               City/State                                   Month         Year

(X)                                     (X)
------------------------------------    ---------------------------------------
Witness                                 Signature of Proposed Life Insured

(X)                                     (X)
------------------------------------    ---------------------------------------
Witness                                 Signature of Owner, if other than
                                        Proposed Life Insured

(X)                                     (X)
------------------------------------    ---------------------------------------
Signature of Registered                 Countersignature of Licensed Resident
Representative, if other than Witness   Agent/Registered Representative (where
                                        required by law)

===============================================================================

PLEASE PRINT

TO BE ANSWERED BY THE REGISTERED REPRESENTATIVE (REQUIRED FOR ALL APPLICATIONS)

1. If the Owner is a Corporation, Partnership, Trust or other legal entity, the NASD requires such entity to provide The Company with documentation detailing the name(s) of all individuals authorized to transact business on behalf of the entity. This requirement will be satisfied by submitting a copy of the Corporation Resolution, Partnership Agreement, or Certification by Trustee form. List the name(s) of individual(s) authorized to transact business on behalf of the entity: _______________________________________________________

   _____________________________________________________________________________

2. Temporary Life Insurance Agreement Issued?  [ ] Yes  [ ] No

3. To the best of your knowledge, is this insurance intended to replace, or will it cause a change in, or involve a loan under any insurance or annuity policy on the life of any Proposed Life Insured (including the Joint Life Insured, if applicable) or in any insurance or annuity policy owned by the Owner?
   [ ] Yes  [ ] No

   If "Yes", give details and complete any replacement forms that are required. Advise whether any policy being replaced was itself a replacement policy within the past 5 years. ____________________________________________________

4. Is this a 1035 exchange? [ ] No [ ] Yes - If "Yes", how many policies will be exchanged? ________ (Please complete the necessary forms).

   LIST POLICIES:

_______________________________________________________________________________________________________________________
                                            Type of Contract
 Company Name        Policy No.           (Annuity, Life, Term,           Annuitant/Insured            Owner
                                                Endowment)
_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

5. Additional information to be used in assessing suitability. (Please give explanation if spouse's income is to be included in determining suitability or if answers to income and net worth have not been provided, etc.)

   _____________________________________________________________________________

   _____________________________________________________________________________

6. Type of Compensation: [ ] Option A - Front-end Commission
   [ ] Option B - Level Commission

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THE APPLICATION ALL THE INFORMATION SUPPLIED BY THE PROPOSED LIFE INSURED.

I CERTIFY THAT A CURRENT PROSPECTUS (AND ANY SUPPLEMENT) FOR THE POLICY APPLIED FOR HAS BEEN GIVEN TO THE PROPOSED LIFE INSURED, AND TO THE OWNER IF OTHER THAN THE PROPOSED LIFE INSURED, AND THAT NO SALES MATERIALS OTHER THAN THOSE APPROVED BY THE APPROPRIATE REGULATING AUTHORITIES HAVE BEEN USED.

_________________________________________________________________________________________________________________________
                                                    COMMISSION
NAME OF REGISTERED REPRESENTATIVE      AGENT CODE     SHARE      SIGNATURE OF REGISTERED REPRESENTATIVE    PLACE AND DATE
_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________
                                                    TOTAL 100%

OFFICE OF SUPERVISORY JURISDICTION

Has this application been approved by the Office of Supervisory Jurisdiction?
[ ] Yes  [ ] No

If answer is "Yes", Office of Supervisory Jurisdiction approval date is:

________________________________________________________________________

If answer is "No", explain: ____________________________________________________

                           _____________________________________________________


_____________________    ______________________________    _____________________
NAME OF BROKER/DEALER    REGISTERED PRINCIPAL SIGNATURE    DATE (Month/Day/Year)

________________________________________________________________________________

                     ___________________________________________________________
  [MANULIFE LOGO]    JOINT LIFE INSURED APPLICATION SUPPLEMENT
                     FOR MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK (hereinafter referred to as The Company)

REQUIRED FOR JOINT LIFE INSURANCE.           EXHIBIT
COMPLETE WITH MODIFIED SINGLE PREMIUM
VARIABLE LIFE INSURANCE APPLICATION,     Policy No.________________
FORM NB3501NY. PRINT & USE BLACK INK.    (Same as shown on Application for
ANY CHANGES SHOULD BE INITIALLED BY      Modified Single Premium Variable Life)
THE LIFE INSURED AND/OR OWNER.


PROPOSED JOINT LIFE INSURED

1.a)  Name ____________________________________________________________________
                             (first, middle, last)

  b)  Date of Birth ___________________________________________________________
                                 (mmm/dd/yyyy)

  c)  Place of Birth __________________________________________________________

  d)  Social Security/Tax ID No. ______________________________________________

  e)  Sex  / / Male   / / Female

  f)  Occupation ______________________________________________________________

  g)  Home Address ____________________________________________________________

      _________________________________________________________________________

      _________________________________________________________________________

  h)  Telephone (Business) ____________________  (Home) _______________________

      Fax _____________________ E-mail address ________________________________

  i)  Best time to call: ___________________________ at / / Business   / / Home

  j)  Name and address of Employer ____________________________________________

      _________________________________________________________________________

      _________________________________________________________________________

      _________________________________________________________________________

OWNER AND BENEFICIARY INFORMATION

2. The Owner and Beneficiary are the same as shown in the accompanying Modified Single Premium Variable Life Insurance Application.

OTHER INSURANCE/REPLACEMENT INFORMATION

3.a)  Total insurance
      in force on the Proposed Life Insured's Life                $____________

  b)  Total insurance currently pending
      with all companies, including this application.             $____________

  c)  Of the above pending amount, in 3.b,
      how much do you intend to accept?                           $____________

  d) Will this insurance replace or cause a change in any existing annuity or life insurance policy on the Owner or any Proposed Life Insured?

      / / No    / / Yes - If "Yes", give details. _____________________________

      _________________________________________________________________________


LIFESTYLE QUESTIONS

4. Have you used tobacco or nicotine products in any form during the past 12 months (including cigarettes, cigars, cigarillos, a pipe, chewing
      tobacco, or nicotine patch)?   / / No   / / Yes

5. Do you engage in flying as a pilot or passenger on non-scheduled flights; or in any form of motor vehicle, motorcycle or power boat racing; or skin or scuba diving; or sky diving, parachuting, hang
      gliding, mountain climbing or ballooning?   / / No   / / Yes

      If "Yes" state which activities and complete the appropriate sections of the General Avocation Questionnaire: ____________________________________

      _________________________________________________________________________

      _________________________________________________________________________

6.a)  What is your Drivers License Number?

      No. _________________________________________  State ____________________

  b) Have you had your license suspended or revoked or been convicted of driving while intoxicated or while otherwise impaired within the past 3
      years?   / / No   / / Yes

_______________________________________________________________________________
  Manulife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.

Medical Questions

7. a) Your Height_______________ b) Your Weight________________

   c) Have you had a loss of weight of more than 10 pounds within the past 12 months? [] No [] Yes

      If "Yes", how much and for what reason:__________________________________
      _________________________________________________________________________

8. a) Name and address of personal or attending doctor
      _________________________________________________________________________
      _________________________________________________________________________
      _________________________________________________________________________
      _________________________________________________________________________
      _______________________________ Telephone________________________________

   b) Date last consulted______________________________________________________

   c) Reason and any medication/treatment given________________________________
      _________________________________________________________________________
      _________________________________________________________________________
      _________________________________________________________________________
      _________________________________________________________________________
      _________________________________________________________________________
      _________________________________________________________________________

   d) List any medications you are taking currently____________________________
      _________________________________________________________________________
      _________________________________________________________________________
      _________________________________________________________________________

(COMPLETE DETAILS BELOW FOR "YES" ANSWERS)

9. a) Have you ever had or been treated for any of the following: cancer, insulin dependent diabetes, heart disease or related surgery, chest pain, stroke, disease of the nervous system, muscular disorder, Alzheimer's disease or dementia, or any lung or breathing disorder? [] No [] Yes

   b) Within the last 10 years, have you had or been treated or hospitalized for any of the following: a nervous or psychological disorder, epilepsy, kidney failure, liver disorder? [] No [] Yes

   c) Within the last 60 days, have you had or been advised to have any medical diagnostic test (excluding an HIV test), treatment or surgery not yet performed? [] No [] Yes

   d) Have you ever been declined for life long term care or disability income insurance? [] No [] Yes

   e) Have you ever been advised to have treatment for alcohol or drug abuse?
      [] No  [] Yes

   f) With the last 10 years, have you ever been diagnosed or treated by a member of the medical profession as having Acquired Immune Deficiency Syndrome (AIDS) or AIDS Related Complex (ARC)? [] No [] Yes

Details for "Yes" answers to Medical Questions 9(a) to (f)

_________________________________________________________________________________________________________
Question      Date      Reason and treatment given      Duration of      Name, Address, Telephone Number
No.                                                     Condition        of Attending Doctor and Hospital
_________________________________________________________________________________________________________
_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

Special Requests

10.


Home Office Corrections or Amendments (NOT APPLICABLE IN MISSOURI, PENNSYLVANIA OR WEST VIRGINIA)

11.


_______________________________________________________________________________

_______________________________________________________________________________
AUTHORIZATIONS AND SIGNATURES
_______________________________________________________________________________

I declare that the statements and answers in the application are complete and true to the best of my knowledge and believe they are correctly recorded.

I understand and agree that the statements and answers in the medical evidence portion of the application will form part of the insurance issued as a result of the application.

I understand that:

1. Information collected under this authorization will be used by The Company to evaluate my application for insurance, to evaluate a claim for benefits, or for reinsurance or other insurance purposes.

2. I am entitled, or my authorized representative is entitled, to receive a copy of this authorization.

I authorize:

1.  The Company to obtain an investigative consumer report on me.

2. Any physician, medical care provider, hospital, clinic, laboratory, insurance company, the MIB Inc. (Medical Information Bureau) or any other similar person or organization to give The Company and to its reinsurers information about me/us or my minor child/children to be insured. The information collected by The Company may relate to the symptoms, examination, diagnosis, treatment or prognosis of any physical or mental condition. Although information related to drug or alcohol abuse is protected from disclosure by Federal Regulation 42 CFR Part 2, I give permission to The Company to collect this information for those purposes which are described in the Notice of Disclosure of Information. I understand that I can revoke this permission to collect information related to drug or alcohol abuse at any time, but any revocation will not affect such information that has already been collected and relied on by The Company.

I acknowledge receipt of the prenotifications relating to investigative consumer reports and the MIB.

This authorization will be valid for two years from the date shown. A photocopy of this authorization will be as valid as the original.

Signed at __________________________________ this ____ day of __________ ______
                     City/State                                  Month    Year

(X) _________________________________  (X) ____________________________________
    Witness                                Signature of Proposed Life Insured

(X) _________________________________  (X) ____________________________________
    Witness                                Signature of Owner, if other than
                                            Proposed Life Insured

(X) _________________________________  (X) ____________________________________
    Signature of Registered                Countersignature of Licensed
     Representative, if other               Resident Agent/Registered
     than Witness                           Representative (where required
                                            by law)

_______________________________________________________________________________

[MANULIFE LOGO]     -----------------------------------------------------------
                    Notice of Disclosure of Information

                    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK (hereinafter referred to as The Company)

                                             EXHIBIT

PROPOSED LIFE INSURED                   POLICY NO.

INFORMATION EXCHANGE

This brief description of our underwriting process is designed to help you understand how an application for life insurance is handled, the types and sources of information we may collect about you, the circumstances under which we may disclose that information to others and your right to learn the nature and substance of that information upon written request. The purpose of the underwriting process is to make sure that you qualify for life insurance under the rules of The Company and, assuming you do, establish the proper premium charge for that insurance. The underwriting process assures that the cost of insurance is distributed equitably among all policyowners, and that each individual pays his or her fair share.

The information necessary to evaluate your application is dependent upon your age, the amount of insurance you are applying for, your medical history, your occupation, your avocations and other personal information. Your answers on the application are the principal source of information; however, additional sources of information may be required.

Information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is being submitted.

Information you provide will be treated as confidential. The Company may, however, make a brief report thereon to the Medical Information Bureau (M.I.B.), a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or to which a claim is submitted, M.I.B. will supply such company with the information it may have in its files.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. Medical information will be disclosed only to your attending physician. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. THE ADDRESS OF THE BUREAU'S INFORMATION OFFICE IS POST OFFICE BOX 105, ESSEX STATION, BOSTON, MASSACHUSETTS 02112; TELEPHONE NUMBER (617) 426-3660. The Company may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

INVESTIGATIVE CONSUMER REPORT NOTICE

This is to inform you that as part of our normal procedure for processing your initial insurance application, an investigative consumer report may be prepared concerning, as appropriate, your character, general reputation, personal characteristics and mode of living. This information will be obtained through personal interviews with your friends, neighbors or others with whom you are associated or acquainted. On request to the SENIOR UNDERWRITING CONSULTANT, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK, P.O. BOX 40, BUFFALO, NEW YORK 14240-0040, we will disclose to you whether or not an investigative consumer report was done.

If an investigative consumer report was done, we will also disclose to you the nature and scope of the report, a summary of consumer rights and the name and address of the consumer reporting firm you may contact to inspect or request a copy of the report. You have the right to make a written request within a reasonable period of time to receive additional, detailed information about the nature and scope of this investigation.

                  GIVE THIS PAGE TO THE PROPOSED LIFE INSURED

--------------------------------------------------------------------------------
Manulife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.

                           [MANULIFE FINANCIAL LOGO]
                        THE MANUFACTURERS LIFE INSURANCE
                              COMPANY OF NEW YORK

===============================================================================
Application Supplement for Investment Allocation and Investor Suitability

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
(hereinafter referred to as The Company)

REQUIRED WITH ALL APPLICATIONS FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE.

PLEASE PRINT AND USE BLACK INK. ANY CHANGES MUST BE INITIALLED BY THE OWNER. A SIGNATURE IS REQUIRED ON THE REVERSE SIDE.

THIS FORM IS TO BE USED AT THE TIME OF INITIAL APPLICATION ONLY.        EXHIBIT

This Application Supplement is deemed to be part of Application No.
                                                                    -----------

Policy No.           Name of Proposed Life Insured
           ---------                               ----------------------------
(Same as shown on the Application for Flexible Premium Variable Life Insurance)

-------------------------------------------------------------------------------
                     INVESTMENT ALLOCATION OF NET PREMIUMS
-------------------------------------------------------------------------------

Choose one or more of the accounts listed below by indicating percentages of net premium. There are no minimum percentages, but allocation percentages must be whole numbers. TOTAL MUST BE 100%.

                               VARIABLE ACCOUNTS

AGGRESSIVE GROWTH PORTFOLIOS                             INCOME PORTFOLIOS
/ / Pacific Rim Emerging Markets Trust          %        / / High Yield Trust                            %
                                        --------                                                 --------
/ / Internet Technologies Trust                 %        / / Strategic Bond Trust                        %
                                        --------                                                 --------
/ / Science & Technology Trust                  %        / / Global Bond Trust                           %
                                        --------                                                 --------
/ / International Small Cap Trust               %        / / Total Return Trust                          %
                                        --------                                                 --------
/ / Aggressive Growth Trust                     %        / / Investment Quality Bond Trust               %
                                        --------                                                 --------
/ / Emerging Small Company Trust                %        / / Diversified Bond Trust                      %
                                        --------                                                 --------
/ / Small Company Blend Trust                   %        / / U.S. Government Securities Trust            %
                                        --------                                                 --------
/ / Dynamic Growth Trust                        %
                                        --------         CONSERVATIVE PORTFOLIO
/ / Mid Cap Stock Trust                         %        / / Money Market Trust                          %
                                        --------                                                 --------
/ / All Cap Growth Trust                        %
                                        --------         INDEX PORTFOLIOS
/ / Overseas Trust                              %        / / International Index Trust                   %
                                        --------                                                 --------
/ / International Stock Trust                   %        / / Small Cap Index Trust                       %
                                        --------                                                 --------
/ / International Value Trust                   %        / / Mid Cap Index Trust                         %
                                        --------                                                 --------
                                                         / / Total Stock Market Index Trust              %
GROWTH PORTFOLIOS                                                                                --------
/ / Mid Cap Blend Trust                         %        / / 500 Index Trust                             %
                                        --------                                                 --------
/ / Small Company Value Trust                   %
                                        --------         LIFESTYLE PORTFOLIOS
/ / Global Equity Trust                         %        / / Lifestyle Aggressive 1000 Trust             %
                                        --------                                                 --------
/ / Growth Trust                                %        / / Lifestyle Growth 820 Trust                  %
                                        --------                                                 --------
/ / Large Cap Growth Trust                      %        / / Lifestyle Balanced 640 Trust                %
                                        --------                                                 --------
/ / Quantitative Equity Trust                   %        / / Lifestyle Moderate 460 Trust                %
                                        --------                                                 --------
/ / Blue Chip Growth Trust                      %        / / Lifestyle Conservative 280 Trust            %
                                        --------                                                 --------
/ / Real Estate Securities Trust                %
                                        --------

GROWTH & INCOME PORTFOLIOS
/ / Value Trust                                 %
                                        --------
/ / Tactical Allocation Trust                   %
                                        --------
/ / Growth and Income Trust                     %
                                        --------
/ / U.S. Large Cap Value Trust                  %
                                        --------
/ / Equity-Income Trust                         %
                                        --------
/ / Income and Value Trust                      %
                                        --------
/ / Balanced Trust                              %
                                        --------

                                 FIXED ACCOUNT

                         / / Fixed Account            %
                                           -----------

NOTE: The maximum amount that may be transferred from the Fixed Account (FA) in any one policy year is the greater of $500 or 15% of the FA value at the previous policy anniversary.
===============================================================================

[BAR CODE]

Manulife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.

                                  Page 1 of 2                         (See Over)

-------------------------------------------------------------------------------
                         ASSET ACCOUNT BALANCER SERVICE
-------------------------------------------------------------------------------

This service will automatically move amounts among your specified Investment Accounts on a semi-annual basis beginning six months after your policy date to maintain your chosen percentages in each account. To elect this service, please check box A or B below and provide details as required.

A / / Rebalance based on the percentages selected in the Investment Allocation of Net Premiums section of this form without regard to any amounts allocated to the Fixed Account.

B / / Rebalance based on the percentages listed below.

           INVESTMENT ACCOUNT                 PERCENTAGE

                                                           %
      ------------------------------      -----------------
                                                           %
      ------------------------------      -----------------
                                                           %
      ------------------------------      -----------------
                                                           %
      ------------------------------      -----------------
                                                           %
      ------------------------------      -----------------
                                                           %
      ------------------------------      -----------------
                                                           %
      ------------------------------      -----------------
                                                           %
      ------------------------------      -----------------

The Asset Allocation Balancer Service will only move amounts among the Investment Accounts selected; it will not move amounts to or from the Fixed Account.

-------------------------------------------------------------------------------
                         DOLLAR COST AVERAGING PROGRAM
-------------------------------------------------------------------------------

Under this program we will automatically transfer amounts each month from one Investment Account to one or more of the other Investment Accounts or the Fixed Account. You must select one Investment Account to Dollar Cost Average FROM. (We suggest a fund that attempts to maintain a relatively stable value such as the Money Market Portfolio or the U.S. Government Securities Portfolio.*)

To elect this program, please check box A, B or C below and provide details as required.

          FROM:   A / /  Money Market
                  B / /  U.S. Government Sec.
                  C / /  Other
                               ------------------

You must also indicate the Investment Account(s) and the amount(s) to Dollar Cost Average TO:

           INVESTMENT ACCOUNT                  AMOUNT

                                        $
      ------------------------------      -----------------
                                        $
      ------------------------------      -----------------
                                        $
      ------------------------------      -----------------
                                        $
      ------------------------------      -----------------
                                        $
      ------------------------------      -----------------
                                        $
      ------------------------------      -----------------
                                        $
      ------------------------------      -----------------
                                        $
      ------------------------------      -----------------

Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Since the plan involves continuous investments in securities regardless of fluctuating price levels of such securities, you should consider your ability to continue such purchases throughout periods of low price levels before signing up for this program.

* Values in the U.S. Government Securities of Money Market Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the portfolio.

-------------------------------------------------------------------------------
                              INVESTOR SUITABILITY
-------------------------------------------------------------------------------

THESE QUESTIONS APPLY TO THE OWNER OF THE POLICY. ALL QUESTIONS MUST BE
ANSWERED.
                                                                      YES    NO
1.  Have you received a current prospectus for the policy
    applied for? ---------------------------------------------------  / /    / /

    Date of prospectus           Date of supplement
                       ---------                    -------------

2.  DO YOU UNDERSTAND THAT UNDER THE POLICY APPLIED FOR:
    (a) THE AMOUNT OF THE INSURANCE BENEFITS, OR THE DURATION
        OF THE INSURANCE COVERAGE, OR BOTH, MAY BE VARIABLE
        OR FIXED? --------------------------------------------------  / /    / /

    (b) THE AMOUNT OF THE INSURANCE BENEFITS, THE DURATION OF THE
        INSURANCE COVERAGE, AND YOUR POLICY VALUE, MAY INCREASE OR
        DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE
        CHOSEN INVESTMENT ACCOUNTS AND ARE NOT GUARANTEED AS TO
        DOLLAR AMOUNT?----------------------------------------------  / /    / /

3.  With that in mind, is the policy in accord with your
    insurance objectives and your anticipated financial needs?------  / /    / /

4.  PURPOSE OF INSURANCE

    PERSONAL:  / / Estate creation  / / Estate conservation

    BUSINESS:  / / Buy-sell         / / Deferred compensation
               / / Keyman           / / Pension trust
               / / Other:
                          ------------------------------------------------------

                   -------------------------------------------------------------

5.  a) Annual Income of Owner $             b) Net Worth of Owner $
                               ------------                        -------------

-------------------------------------------------------------------------------
                                   SIGNATURES
-------------------------------------------------------------------------------

Signed at                          this       day of
          ------------------------      -----        ------------------  ------
               City/State                                   Month         Year

(X)                                     (X)
------------------------------------    ---------------------------------------
WITNESS (REGISTERED REPRESENTATIVE)     SIGNATURE OF OWNER

(X)                                     (X)
------------------------------------    ---------------------------------------
NAME OF REGISTERED REPRESENTATIVE       ALL REGISTERED REPRESENTATIVES SHARING
(PRINT NAME)                            COMMISSIONS MUST SIGN THIS FORM.

===============================================================================

                           [MANULIFE FINANCIAL LOGO]
                        THE MANUFACTURERS LIFE INSURANCE
                              COMPANY OF NEW YORK

===============================================================================
Notice of Disclosure of Information

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
(hereinafter referred to as The Company)


                                                                   EXHIBIT
                                                             -------------------
PROPOSED LIFE INSURED                             POLICY NO. / / / / / / / / / /
                      --------------------------             -------------------

-------------------------------------------------------------------------------
                              INFORMATION EXCHANGE
-------------------------------------------------------------------------------

This brief description of our underwriting process is designed to help you understand how an application for life insurance is handled, the types and sources of information we may collect about you, the circumstances under which we may disclose that information to others and your right to learn the nature and substance of that information upon written request. The purpose of the underwriting process is to make sure that you qualify for life insurance under the rules of The Company and, assuming you do, establish the proper premium charge for that insurance. The underwriting process assures that the cost of insurance is distributed equitably among all policyowners, and that each individual pays his or her fair share.

The information necessary to evaluate your application is dependent upon your age, the amount of insurance you are applying for, your medical history, your occupation, your avocations and other personal information. Your answers on the application are the principal source of information; however, additional sources of information may be required.

Information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is being submitted.

Information you provide will be treated as confidential. The Company may, however, make a brief report thereon to the Medical Information Bureau (M.I.B.), a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or to which a claim is submitted, M.I.B. will supply such company with the information it may have in its files.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. Medical information will be disclosed only to your attending physician. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. THE ADDRESS OF THE BUREAU'S INFORMATION OFFICE IS POST OFFICE BOX 105, ESSEX STATION, BOSTON, MASSACHUSETTS 02112; TELEPHONE NUMBER (617) 426-3660. The Company may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

-------------------------------------------------------------------------------
                      INVESTIGATIVE CONSUMER REPORT NOTICE
-------------------------------------------------------------------------------

This is to inform you that as part of our normal procedure for processing your initial insurance application, an investigative consumer report may be prepared concerning, as appropriate, your character, general reputation, personal characteristics and mode of living. This information will be obtained through personal interviews with your friends, neighbors or others with whom you are associated or acquainted. On request to the SENIOR UNDERWRITING CONSULTANT, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK, P.O. BOX 40, BUFFALO, NEW YORK 14240-0040, we will disclose to you whether or not an investigative consumer report was done.

If an investigative report was done, we will also disclose to you the nature and scope of the report, a summary of consumer rights and the name and address of the consumer reporting firm you may contact to inspect or request a copy of the report. You have the right to make a written request within a reasonable period of time to receive additional, detailed information about the nature and scope of this investigation.


                  GIVE THIS PAGE TO THE PROPOSED LIFE INSURED

===============================================================================
Manulife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.